UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934 (Amendment No.      )

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☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Under § 240.14a-12

DELCATH SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Registrant as Specified In Its Charter)

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1	to get 51 percent of the vote or else we lose. We aren’t

2	fairly restrained in that respect.

3	THE COURT: I didn’t understand what you just said to

4	me.

5	MR. HECHT: Here’s the point: They don’t need to

6	gather 51 percent revocations. We need to gather 51 percent

7	consents.

8	THE COURT: Right.

9	MR. HECHT: So you can’t just say both sides are

10	barred from taking action on the consents. They don’t have to

11	take action on the revocations. We’re the ones who have to

12	take action. We bear a greater burden in the consent

13	solicitation process. So the very nature of the restraint,

14	even if it purports to be bilateral, covering both sides,

15	impacts us more profoundly.

16	THE COURT: So what? What’s the harm? That’s the

17	point.

18	MR. HECHT: Here’s the greater harm: They are the

19	incumbent board of directors; they can make changes; they can

20	do extraordinary things right now that we cannot. They’ve done

21	one already, Judge. They’ve changed the change-in-control

22	provision which runs the risk of giving a greater package to

23	management if there’s a change in control. That didn’t used to

24	exist.

25	THE COURT: When was that?

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1	MR. HECHT: I’m sorry?

2	THE COURT: When?

3	MR. HECHT: We first learned of that in their first

4	preliminary consent revocation materials on August 7th.

5	THE COURT: What about that?

6	MR. OFFENHARTZ: Your Honor, I don’t know the exact

7	timing of that, but --

8	THE COURT: Recently is the answer.

9	MR. OFFENHARTZ: Recently. Your Honor, if I may, two

10	responses to that:

11	One, that really highlights the difference between

12	what my adversary is talking about and what we are talking

13	about. If they win, if at the PI hearing your Honor decides

14	that our claims are not correct or we’re wrong, and there was a

15	change, something happened that was inappropriate, the new

16	board can take steps to correct that. That’s a normal

17	run-of-the-mill process. That’s something that can be

18	addressed, addressed quickly, corrected.

19	Moreover, your Honor, we are not here trying to gain

20	anything. We are here because we believe we have very serious

21	issues to be dealt with. While I find it odd that they, in

22	effect, are moving for a TRO without actually putting in any

23	papers, without making any showing, without --

24	THE COURT: You mean as to you?

25	MR. OFFENHARTZ: As to us. I think that procedurally

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1		that doesn’t make sense, and it’s faulty and it’s flawed.

2		By the same token, we are not trying to game the

3		system. And if the concern is that with a TRO in place we

4		would change the rights plan, I will stipulate right now that

5		during the pendency of the TRO leading up to the PI hearing

6		Delcath will not alter the rights plan. I think that’s a red

7		herring, your Honor. It’s not going to happen.

8		Moreover, your Honor, the adversary’s position is that

9		because they initiated a consent solicitation, and because

10		Delcath is asserting its rights under the securities laws, and,

11		frankly, to this date I’m not even sure why we’re talking about

12		balance of hardships, because with undisputed factual record

13		before the Court, I think we went on likelihood of success of

14		merits. So balance of the hardships is irrelevant for today’s

15		purposes.

16		But even with that in place, their whole view is that

17		because they have initiated a consent, anything we do under the

18		securities laws, by asserting the private right of actions

19		under 13d and 14a that are Horn Book securities law, and by

20		asserting or our rights under the list of cases that we’ve

21		provided your Honor, they’re saying that’s irreparable harm.

22		As your Honor noted, all they are going to be hit

23		with, if anything, is some additional expense. And as to

24		resetting the clock in the Pabst case that we cite, it was

25		clear that resetting the clock and having a new record date is

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1	fine. That’s the cost of doing business.

2	THE COURT: Okay.

3	MR. HECHT: If I may, Judge. The point is this:

4	We’re not necessarily here to seek a countervailing TRO that

5	binds the management even more than they currently are. My

6	point is it’s a reductio ad absurdum.

7	If you just continue the restraints in their existing

8	form, while ostensibly it may appear to be keeping the playing

9	field neutral, it does not.

10	Two things happen: It leaves management pre -- to

11	possible mischief. I just gave the poison pill as one example.

12	The change of control is a real example, but they are still

13	free to do that. That’s why a mere continuation of the

14	existing restraints is not as innocuous as it seems. It was

15	when Judge Walton did it ten days ago, but we are farther along

16	in the process now.

17	THE COURT: I don’t get the difference.

18	MR. HECHT: Because then we didn’t start the process

19	yet. Now we have the process in place. Shareholders don’t

20	think their votes count. The footnote that Judge Keenan

21	addressed, the Management Assistance, makes the point very

22	well, too.

23	THE COURT: But there’s no real record support for

24	that at this point.

25	MR. HECHT: We proffer the affidavit of Mr. Ladd is

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1	obviously --

2	THE COURT: Which is --

3	MR. HECHT: He’s spoken to shareholders, and he

4	understands people are withholding their vote.

5	But if I may move to two other quick points, Judge.

6	That’s our point is, if I wore the black robe, I

7	respect the idea that the first thing I want to do is keep the

8	playing field level, preserve the status quo until we get to a

9	hearing.

10	What I am urging your Honor to consider is it is not

11	so innocent to purportedly preserve the status quo by

12	continuing the restraints, because we submit the current status

13	quo presents a cloud on our ability to get votes.

14	What I propose we do --

15	THE COURT: Wait a minute. Why shouldn’t there be a

16	cloud on your ability to get votes if I find that they are

17	likely to prevail in demonstrating that the disclosures are

18	inadequate?

19	MR. HECHT: Two reasons. I’ll speak to the 13d point.

20	I don’t think they are likely to succeed on the merits. Let’s

21	assume, as your Honor just supposed, that you do find that,

22	then it’s still not too late. As Judge Weinfeld said, as Plant

23	Industries said, as Management Assistance said, as Poughkeepsie

24	said, to unscramble the transaction later, if, in fact, your

25	Honor finds that the disclosures were inadequate. It is simply

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Important Additional Information

On August 17, 2006, Laddcap filed a definitive consent solicitation statement with the SEC relating to Laddcap’s proposal to, among other things, remove the current Board of Directors and replace them with Laddcap’s nominees. In response, on August 21, 2006, Delcath filed a definitive consent revocation statement on Form DEFC14A (the “Definitive Consent Revocation Statement”) with the SEC in opposition to Laddcap’s consent solicitation. Delcath shareholders should read the Definitive Consent Revocation Statement (including any amendments or supplements thereto) because it contains additional information important to the shareholders’ interests in Laddcap’s consent solicitation.

The Definitive Consent Revocation Statement and other public filings made by Delcath with the SEC are available free of charge at the SEC’s website at www.sec.gov. Delcath also will provide a copy of these materials free of charge upon request to Delcath Systems, Inc., Attention: M.S. Koly, President and Chief Executive Officer, (203) 323-8668.